UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 31, 2007

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HSBC CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of issuing entity as specified in its charter)

Commission File Number: 333-134419-01

HSBC RECEIVABLES FUNDING INC. I

(Exact name of depositor as specified in its charter)

Commission File Number: 333-134419

DELAWARE	88-0471289
(State or other jurisdiction of Incorporation of Depositor)	(IRS Employer Identification No of Depositor)
1111 Town Center Drive, Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (Zip Code)

(702) 243-1341 (Depositor’s telephone number, including area code)

_________________

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On July 31, 2007, HSBC Credit Card Master Note Trust (USA) I (the “Trust”) issued $677,550,000 in aggregate principal amount of Series 2007-1 Class A Floating Rate Asset Backed Notes (the “Class A Notes”) and $72,450,000 in aggregate principal amount of Series 2007-1 Class B Floating Rate Asset Backed Notes (the “Class B Notes”, and together with the Class A Notes, the “Notes”).

The Notes were issued pursuant to the Series 2007-1 Indenture Supplement, dated as of July 31, 2007 (attached hereto as Exhibit 4), between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and Wells Fargo Bank, National Association, as indenture trustee.

Also in connection with the issuance of the Class A Notes, on July 25, 2007, HSBC Receivables Funding Inc. I, the depositor of the Trust (the “Depositor”), entered into an Underwriting Agreement (attached hereto as Exhibit 1), among HSBC Finance Corporation, as servicer, the Depositor and HSBC Securities (USA) Inc., as representative of the underwriters.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit

1

$677,550,000 Series 2007-1 Class A Floating Rate Asset Backed Notes Underwriting Agreement, dated July 25, 2007, among HSBC Finance Corporation, HSBC Receivables Funding Inc. I and HSBC Securities (USA) Inc., as representative of the underwriters.

4

Series 2007-1 Indenture Supplement, dated as of July 31, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

5	Opinion of McDermott Will & Emery LLP with respect to enforceability of the Class A Notes.

8	Opinion of McDermott Will & Emery LLP with respect to tax matters of the Class A Notes.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5).

23.2	Consent of McDermott Will & Emery LLP (included in Exhibit 8).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC RECEIVABLES FUNDING INC. I

as Depositor

(Registrant)

By: /s/ Cheryl F. Steffens

Name: Cheryl F. Steffens

Title: Vice President and Assistant Treasurer

Dated: July 31, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

1

$677,550,000 Series 2007-1 Class A Floating Rate Asset Backed Notes Underwriting Agreement, dated July 25, 2007, among HSBC Finance Corporation, HSBC Receivables Funding Inc. I and HSBC Securities (USA) Inc., as representative of the underwriters.

4

Series 2007-1 Indenture Supplement, dated as of July 31, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

5	Opinion of McDermott Will & Emery LLP with respect to enforceability of the Class A Notes.

8	Opinion of McDermott Will & Emery LLP with respect to tax matters of the Class A Notes.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5).

23.2	Consent of McDermott Will & Emery LLP (included in Exhibit 8).